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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 13, 2005

          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of August 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
                                   2005-8).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                     Delaware                              333-125164                      95-4596514
                     --------                              ----------                      ----------
           (State or other jurisdiction                   (Commission                   (I.R.S. Employer
                 of incorporation)                        File Number)                Identification No.)

                 4500 Park Granada
               Calabasas, California                                                         91302
               ---------------------                                                         -----
               (Address of principal                                                       (Zip Code)
                executive offices)
                            Registrant's telephone number, including area code (818) 225-3237
                                                                               ----- --------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

         Section 8  -   Other Events

         Item 8.01      Other Events.
                        ------------


                  CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco, Inc., as a seller, Park Siena LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Securities, Series 2005-8. The Collateral Tables are annexed hereto as Exhibit 99.1.



         Mortgage Loan Statistics
         ------------------------

                  For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.




----------------------------
        * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 10, 2005 and the Prospectus Supplement dated August 25, 2005 of CWABS, Inc., relating to its CWABS, Inc. Asset-Backed Certificates,
        Series 2005-8.

Section 9   -   Financial Statements and Exhibits
Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
    --------

         Exhibit No.       Description
         -----------

         99.1     Tied Out Collateral Tables dated September 13, 2005

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By: /s/ Leon Daniels, Jr.
                                            ---------------------
                                            Name:  Leon Daniels, Jr.
                                            Title:  Vice President


Dated:  September 13, 2005

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.             Description
-----------             -----------


99.1                    Tied Out Collateral Tables dated September 13, 2005